SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 28, 1998


                           IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-22558                 95-4439361
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


                            4540 West Valerio Street
                         Burbank, California 91505-1045
                    (Address of Principal Executive Offices)

                                 (818) 841-7766
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on October 28, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 30, 1998                     IWERKS ENTERTAINMENT, INC.




                                By:  /s/ BRUCE HINCKLEY
                                     ------------------------------------------
                                         Bruce Hinckley
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
--------                                                            -----------

99.1              Press Release dated October 28, 1998.